HERITAGE CAPITAL APPRECIATION TRUST

FORM N-CSR

Exhibit 12(b)(i)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C § 1350, the undersigned officer of Heritage Capital Appreciation Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSR for the period ended February 28, 2005 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: April 27, 2005

/s/ K.C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

HERITAGE CAPITAL APPRECIATION TRUST

FORM N-CSR

Exhibit 12(b)(ii)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C § 1350, the undersigned officer of Heritage Capital Appreciation Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended February 28, 2005 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: April 27, 2005

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Trust and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.